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                                                                   EXHIBIT 23(a)

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statements on Form S-8 (No. 33-3836, No. 33-81706 and No. 33-62645).

                                                   Arthur Andersen LLP

Cincinnati, Ohio,
     April 14, 1998


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